UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 10, 2008

ENLIVEN MARKETING TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

205 West 39th Street, 16th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

VIEWPOINT CORPORATION
498 Seventh Avenue, Suite 1810, New York, NY 10018
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01     Other Events

As previously disclosed, on September 17, 2007, The NASDAQ Stock Market (“NASDAQ”) notified Enliven Marketing Technologies Corporation (the “Company”) that the Company’s common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive business days as required by the Marketplace Rules of NASDAQ.

On January 10, 2008, the Company received notification from NASDAQ that it had regained compliance with NASDAQ’s continued listing requirements under Marketplace Rule 4310(c)(4). The Company’s common stock has been at $1.00 per share or greater for at least 10 consecutive business days and, accordingly, NASDAQ advised the Company that this matter is now closed.

Item 9.01      Exhibits.

(d)	Exhibits

99.1	Press release issued by Enliven Marketing Technologies Corporation on January 11, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLIVEN MARKETING TECHNOLOGIES
CORPORATION

/s/ Andrew J. Graf
Andrew J. Graf
Secretary, EVP and General Counsel

Dated:  January 11, 2008